Exhibit 99.1

 Science Applications International Corporation Investor Day  InterContinental New York BarclayJanuary 7, 2019

 Forward-Looking Statements  Certain statements in this written communication contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995 that involves risks and uncertainties concerning the proposed transaction between SAIC and Engility, SAIC’s and Engility’s expected financial performance, and SAIC’s and Engility’s strategic and operational plans. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” and similar words or phrases. Forward-looking statements in this written communication include, among others, statements regarding benefits of the proposed acquisition (including anticipated future financial operating performance and results), estimates of future revenues, operating income, earnings, earnings per share, charges, backlog, outstanding shares and cash flows, as well as statements about future dividends, share repurchases and other capital deployment plans. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this written communication depending on a variety of factors, including: the possibility that the transaction will not close or that the closing may be delayed; the possibility that SAIC or Engility may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the risk that Engility will not be integrated successfully into SAIC following the consummation of the proposed transaction and the risk that revenue opportunities, cost savings, synergies and other anticipated benefits from the acquisition may not be fully realized or may take longer to realize than expected, diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition, difficulties in entering markets in which we have previously had limited direct prior experience, the potential loss of customers and other business partners following announcement of the acquisition, our ability to obtain financing on anticipated terms, compliance with new bank financial and other covenants, assumption of the known and unknown liabilities of the acquired company, recordation of goodwill and nonamortizable intangible assets subject to regular impairment testing and potential impairment charges, incurrence of amortization expenses related to certain intangible assets, assumption that we will enjoy material future tax benefits acquired in connection with the acquisition, developments in the U.S. government defense and intelligence community budgets, including budget reductions, implementation of spending cuts (sequestration) or changes in budgetary priorities; delays in the U.S. government budget process or approval to raise the U.S. debt ceiling; delays in the U.S. government contract procurement process or the award of contracts; delays or loss of contracts as result of competitor protests; changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. government and other customers; our ability to attract, train and retain skilled employees, including our management team, and to retain and obtain security clearances for our employees; our ability to accurately estimate costs associated with our firm-fixed-price and other contracts; cybersecurity, data security or other security threats, systems failures or other disruptions of our business; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues, including in relation to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; our ability to effectively deploy capital and make investments in our business; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the adequacy of our insurance programs designed to protect us from significant product or other liability claims; our ability to declare future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable laws and contractual agreements; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that we face.These are only some of the factors that may affect the forward-looking statements contained in this written communication. You should be aware that new factors may emerge from time to time and it is not possible to identify all such factors, nor can Engility or SAIC predict the impact of each such factor on the proposed transaction or the combined company. For further information concerning risks and uncertainties associated with SAIC’s and Engility’s respective businesses, please refer to the filings on Form 10-K, 10-Q and 8-K that SAIC or Engility make from time to time with the SEC, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of SAIC’s and Engility’s Annual Report on Form 10-K which may be viewed or obtained through the Investor Relations section of SAIC’s web site at www.investors.saic.com or Engility’s web site at www.engility.com.All information in this written communication is as of the date hereof. SAIC and Engility expressly disclaims any duty to update any forward-looking statement provided in this written communication to reflect subsequent events, actual results or changes in SAIC’s or Engility’s expectations. SAIC and Engility also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.  2

 Forward-Looking Statements  Additional Information and Where to Find ItIn connection with the proposed acquisition of Engility, SAIC filed with the Securities and Exchange Commission (“SEC”), on December 3, 2018, an amendment to the registration statement on Form S-4 that was originally filed on October 18, 2018. The registration statement includes a joint proxy statement of SAIC and Engility that also constitutes a prospectus of SAIC. The registration statement was declared effective by the SEC on December 4, 2018, and SAIC and Engility commenced mailing the definitive joint proxy statement/prospectus to the stockholders of SAIC and Engility on or about December 4, 2018 seeking their approval of the proposed transaction.WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SAIC, ENGILITY, AND THE PROPOSED TRANSACTION.Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SAIC at its website, www.saic.com, or from Engility at its website, www.engility.com.No Offer or SolicitationThis communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.Participants in SolicitationSAIC, Engility, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SAIC and Engility in connection with the proposed transaction. Information about SAIC’s executive officers and directors is set forth in its Annual Report on Form 10- K, which was filed with the SEC on March 29, 2018 and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 25, 2018. Information about Engility’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 2, 2018, and the proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 13, 2018.Investors may obtain more detailed information regarding the direct and indirect interests of SAIC, Engility, and their respective executive officers and directors in the transaction by reading the definitive joint proxy statement/prospectus statement describing the proposed transaction filed with the SEC and other relevant materials to be filed with the SEC when they become available.  3

 SAIC Investor Day 2019 – Agenda  4  Lunch and Registration  12:00 p.m. – 1:00 p.m.  Welcome and IntroductionsShane Canestra  1:00 p.m. – 1:05 p.m.  SAIC Long Term Strategy and Business HighlightsTony Moraco  1:05 p.m. – 1:45 p.m.  Business Overview, Operating Model & IntegrationNazzic Keene  1:45 p.m. – 2:15 p.m.  Engility PerspectiveLynn Dugle  2:15 p.m. – 2:30 p.m.  Financial OutlookCharlie Mathis  2:30 p.m. – 3:00 p.m.   Concluding RemarksTony Moraco  3:00 p.m. – 3:15 p.m.  Q&A  3:15 p.m. – 4:00 p.m.

 SAIC Long Term Strategy and Business Highlights  Tony Moraco, SAIC CEO

   SAIC’s pending acquisition of Engility accelerates the execution of our long term strategy to be the premier technology integrator in the government services market and deliver sustained profitable growth            SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK  6  © SAIC. All rights reserved.   SAIC PROPRIETARY

       Key Messages for our Stakeholders  7  You should leave here today with the understanding that….    1  2  3  4  We are confident in our strategy to drive growth based on current contracts and growth opportunities that are aligned with areas of strategic national importance  With additional market access and technical talent we increase our capacity to enhance our leadership in market segments in which we operate  SAIC’s significant increase in cash flow and disciplined capital deployment creates value for our shareholders  SAIC is repositioned as a stronger government technology integrator poised to capitalize on strong market dynamics and accelerate our growth              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 SAIC’s Value Proposition to Investors  8    MARKET   Favorable Government Services Market Environment; Continued Investment in Focus Areas of Defense Readiness, IT Modernization, Cyber, Space, Intelligence, Training & Simulation     FINANCIAL PROFILE   Large Pure Play Service Provider to the U.S. Government with approximately $6.5B in Pro Forma Annual Revenues; Recurring Revenue Base with Significant Margin Expansion and Strong Cash Flow Generation    CAPITAL DEPLOYMENT  History of Disciplined Capital Deployment for Shareholder Value Creation Through a Balanced Mix of Dividends, Share Repurchases, and M&A    OPERATIONAL MODEL  Differentiated Matrix Operating Model Enabling Customer Account Management and Leveraging Capabilities Across Our Broad Portfolio to Compete More Effectively    CUSTOMERS & OFFERINGS  Enduring Customer Relationships Providing End-to-End Services and Innovative Technology Solutions Supporting Critical Missions of National Importance               SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Government Services Market Dynamics  Customer funding priorities are shifting toward responses to near-peer threats in Space, Cyber, Unmanned Aerial Systems, Platform Lethality, and IT ModernizationSAIC advantage: Space, Cyber and IT modernization capabilities and qualifications directly aligned to these areas of focus Customer buying patterns are slowly shifting from focus on cost to include alternative pricing and delivery models, with federal civilian agency customers ahead of defense SAIC advantage: Large scale provides flexibility and investment required for outcome based solutions and pricing modelsLabor market trends point to heightened challenges in acquiring and retaining talent, especially for cleared personnelSAIC advantage: workforce stability and career destination; addition of 6,000 Engility cleared personnel bringing total to about 16,000Future federal spending outlook: macro budget pressures remain, however, the government services market is very large and still contains opportunities for growth driven by dependencies on private sector  9  U.S. DISCRETIONARY FEDERAL BUDGET ($B’S)  $470  $492  $492  $518  $519  $580  $599  $518  $521  $521  $548  $551  $629  $647  $988  $1,012  $1,014  $1,066  $1,070  $1,209  $1,246              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

     SAIC’s Value Proposition to Customers  10  A technical approach to integration tailored to a customer’s mission requirements  Ability to meet aggressive schedules and overcome technical challenges on end to end services  Innovative approaches to the customers’ needs though our unique solutions and adoption of commercially available technologies  INNOVATION  TAILORED INTEGRATION  IMPLEMENTATION      Trusted partner with decades of successful contract execution and risk mitigation  HIGHCONFIDENCE          Leverage proven services and solutions across multiple customer sets and domains to maximize value  REPEATABLE SOLUTIONS      SAIC’s Value Proposition Drives Enduring Customer Relationships              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Ingenuity 2025 – Vision Statement  Be the premier technology integrator in our market by making a profound difference supporting our customers’ missions, engaging the best talent in the industry while providing strong shareholder returns  OUR VISION  11  © SAIC. All rights reserved.   SAIC PROPRIETARY              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 SAIC Continues to Execute Ingenuity 2025 to Create Value  12            Provide market leading total shareholder returns (TSR)    Achieve sustained profitable growth by delivering excellence to our customers’ missions    Create and sustain a culture of exceptional talent, engaged employees and transparency while serving a nobler mission  PROOF POINTS  5 consecutive quarters of organic revenue growthAnnual margin expansion while protecting investment accounts  Below market employee turnover while attracting best in class technical talentProviding challenging and rewarding employment with upward mobility  Shareholder value creation through a balanced approach to capital deployment through debt repayment, dividends, share repurchases, and M&A                    SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Engility Acquisition Strengthens Ingenuity 2025 Strategy Execution  13  Combination of two leading government service providers, with highly complementary capabilities, customers, and cultures  Enhance shareholder value through improved cash flow and margin profile driven by cost synergies and increased growth from greater customer access with more competitive and differentiated solutions  Accelerate both companies’ long-term strategies, creating sub-segment scale in strategic business areas of national interest  Tenets of Strategic Intent  3      1      2      3                SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 SAIC is Repositioned as a Stronger Market LeaderLTM Revenue ($B)  Last Twelve Months (LTM) as of the end of the third quarter of fiscal year 2019 for SAIC (November 2, 2018) and fiscal year 2018 for Engility (September 28, 2018), or the last reported quarter of peer companiesSource: Company filings                  $10.1  $6.5  $4.6  $1.9  $6.4  $4.5  $4.6  $1.9  $1.9    $4.2      Increased investment capacity; 40% increase in business development dollarsIncreased acquisition capacityResiliency during periods of customer funding uncertainty    ADVANTAGE OF SCALE  14              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Engility’s Portfolio Accelerates Targeted Market Penetration  15  Total Intel portfolio (including NRO) increases from ~$375M to $1B+Non-NRO Intel increases from less than $100M to ~$500MAdds ~$300M of revenue at strategic intelligence agencies  Solidifies a leading position at NRO with combined revenue of ~$500MBecomes a market share leader in Air Force Space with annual revenue of $250M+Well-positioned to support additional investments n space missionsTotal Space portfolio increases from ~$350M to $1B+  SE&I revenue now spread across DoD, Space, Intel, and Federal CivilianSE&I revenue increases from ~$600M to $1.4B   Engility’s largest DoD contract is ~$50M Army training contractAdds additional $50M in Federal Civilian training contractsTraining, Simulation & Analytics revenue increases from ~$400M to ~$550M  INCREASED MARKET ACCESS  ENHANCED CAPABILITY PORTFOLIO    EXPANDS INTEL PRESENCE    CREATES A LEADER IN SPACE    DOUBLES SYSTEMS ENGINEERING & INTEGRATION PORTFOLIO    ADDS SCALE IN TRAINING, SIMULATION & ANALYTICS              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Shareholder Value Creation Opportunities Enhanced by the Acquisition  16  Increased Investment Capacity Ability to pursue additional strategic contract opportunities and expand capabilities portfolio  Addition of 6,000 Cleared PersonnelIncreases cleared workforce by 60%+ amidst tightening labor market  Strategically Aligned with Key CustomersIncreased access and capabilities in areas of national importance  Improved Margin ProfileIdentified $75M of run-rate net cost synergies  Enhanced Cash Flow GenerationDriven by cost synergies as well as accelerated use of tax assets and interest savings  Greater Financial FlexibilityMaintain disciplined and balanced capital deployment  7.3%*  9.0%  $250M  $500M                ACCELERATION OF REVENUE GROWTH    INCREASED PROFITABILITY AND CASH FLOW GENERATION      +170 bps  +100%   11%Debt Repayment  16%Dividends  8%CapEx  65%DeployableCash  * Midpoint of fiscal year 2019 adjusted EBITDA margin expectation of 7.2% to 7.4%               SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Engility Acquisition Addresses Ingenuity 2025 Performance Drivers for Sustained Profitable Growth  Develop and sustain leadership positions in key market sub-segments    SUB-SEGMENTLEADERSHIP  Increase deployment of solutions and offerings that leverage shared assets and learning    REPEATABILITYOF OFFERINGS  Build a portfolio with an appropriate mix of customers, market segments, and contract types    BALANCED AND DIVERSIFIED PORTFOLIO  Expand intelligence accounts with analytics, training, advanced mission support, and high performance computingSolidify Space SE&I market leadership  Enhanced solutions in model-based systems engineering, training delivery and advanced analytics Expanded cloud integration and migration portfolio with qualifications within the intelligence community  Critical mass added in Intelligence Community Agencies and expanded presence in Navy accountsAddition of new accounts with Food and Drug Administration, Health agencies, and Department of Justice  17  SAIC and Engility — Better and Stronger Together              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Business Overview, Operating Model, and Integration  Nazzic Keene, SAIC COO

 Our Motivation is to Deliver Value to All Three Stakeholders  19  Driven by mission, united by purpose, inspired by opportunity  We are mission critical because the mission is critical to our country        Excited by a bright future forged by strong legacies of integrity, knowledge, ingenuity and success  Leading the technology integration market and committed to exceeding expectations    Customers  Employees              Investors and Shareholders             SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK    Driven by mission, united by purpose,inspired by opportunity

 SAIC Operating Model Supports Effective Integration and Drives Growth  20    z      Defense Systems Group  Civilian Markets Group  National Security Group  Solutions & Technology GroupMarket SegmentsEngineering, Integration, & Mission Solutions (EIMS)Information Technology Solutions (ITS)Platform Integration, Logistics, Readiness & Sustainment (PILRS)  Josh Jackson  Jim Scanlon  Bob Genter  Mark Escobar  Drive growth through customer aligned accounts  Enable repeatable solutions facilitating profitable growth  Enhance engagement and leverage of our people  Our Matrix Operating Model is Designed To:      1      2      3                SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Engility Acquisition — Integration Planning is Complete and SAIC is Ready to Execute on Day 1  21    ACCOMPLISHMENTS    IN PROGRESS ACTIVITIES            Senior leadership engaged in joint decisional steering committee – operating from announcement through full integrationAll leadership and portfolio decisions made early to ensure immediate engagement and alignmentStrengthened operating model to facilitate profitable growth and mitigate integration risksCost synergies identified and execution implemented earlyInvestment accounts protected or increased to drive profitable growth  Organizational change management plan continues to ensure successLaunch plans underway for ‘Day 1 Brand Splash Campaign’ for all stakeholdersInformation technology integration roadmap established and being implementedWell positioned for immediate ‘joint’ pipeline execution to drive profitable growth immediatelyRevenue synergy execution plans will be implemented on Day 1  With Planning and Key Decisions Completed, We Have e-Risked and Will Be ‘In the Market’ on Day 1              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Engility Acquisition — Cost Synergy Status  22  Synergy planning preserves and enhances operations~60% of identified synergies come from corporate and back-office functionsProtects and enhances investment accounts of IRAD and B&P; ~40% increase in business development dollars to support prioritized investments Preserves go-to-market and enhances talent acquisition capabilitiesOn track to achieve target of $150M of gross / $75M net run-rate synergies by the end of Year 2 (FY2021)Teams have identified a total of $38M of highly achievable net in-year synergies for FY2020 (~$75M gross)    YEAR 1 PLANNED NET SYNERGY TARGET OF $38M    IDENTIFIED YEAR 1 NET COST SYNERGIES TOTAL $38M  FACILITIES OPTIMIZATION      STREAMLINED OPERATING MODEL    CORPORATE & BACK OFFICE INTEGRATION  85% of Total Net Cost Synergies in Year 1 Achieved at Close              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Customer Access is Strengthened by Addition of Engility portfolio  23  DEFENSE SYSTEMS GROUPPro Forma Annual Revenue: ~$3.0BStrategic Sub-Segments: Engineering and Integration; Analytics; Training and Mission Solutions; Enterprise IT, Cyber, and Software; Supply Chain ManagementNotable Contracts: Army AMCOM EXPRESS, Army Battlefield Systems, Army Virtual Systems, Army ITES-3S, Navy Seaport-NextGen, DLA MRO, DLA CHEMPOL  CIVILIAN MARKETS GROUPPro Forma Annual Revenue: ~$1.8BStrategic Sub-Segments: Software Development, IT Modernization, IT Infrastructure, End-User Services, Data Analytics, Mission SupportNotable Contracts: DoS Vanguard, NASA NICS, FAA CTC, FRTIB TESS, NASA EAST, NASA OMES  NATIONAL SECURITY GROUPPro Forma Annual Revenue: ~$1.7BStrategic Sub-Segments: Systems Engineering & Integration, Mission Support, Cyber Operations, Analytics, Training, Enterprise & Mission ITNotable Contracts:Multiple classified SETA/SE&I contracts at the NRO and other Intelligence agenciesUSCENTCOM Command, Control, Communications, and Computer Systems Enterprise Services   SAIC’s Portfolio Benefits from Customer Diversification, Scale and Alignment to Mission          ~27%  ~27%  ~46%  ~$6.5B of Annual Pro-Forma Revenue              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

   IT MODERNIZATION    CYBER SECURITY    SPACE    DATA PROLIFERATION    TRAINING & READINESS  SAIC — with Engility — ‘Better Aligned to Customers’ Critical Missions  24  Aging IT infrastructure across the U.S. Government is driving investments in transforming legacy systems in application development, cloud, analytics, cyber, training, end-user services, and infrastructure  Increasing threat environment from numerous classes of actorsMarket demand for solutions ranging from space resilience to network security to insider threat analysis; cyber is no longer just an IT priority, cyber is in everything  U.S. desire to reestablish a dominant position in space mission capabilities and enhance system resiliencyNew threats from near-peer adversaries with significant capability driving enhanced focus and funding (creation of a new U.S. space organization)  Timely and secure access to high-volume, distributed data and information is of great importance Need to advance intelligence integration by leveraging new capabilities in machine learning and artificial intelligence in a secure information technology enterprise              Training and readiness remains a priority; force of the future will require greater access to technology and trainingMilitary services are driving towards rapid fielding and requiring proven systems & solutionsFocus on providing global, secure supply chain solutions, with increased emphasis on outsourcing more commodities                      SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Defense Systems Customer Group — Overview  25  Army: Expand beyond Huntsville into new Army R&D centersNavy: Transform portfolio with more software and hardware integration serviceMission/Enterprise IT: Expand portfolio of apps modernization and sustainment; provide integrated mission command and control solutions for the DoDLogistics & Supply Chain Management: Leverage supply chain success to enter high-end engineering services market for DoD sustainment facilitiesPlatform Integration: Leverage engineering based solutions to support lower risk modernization programs for Army/USMC to include select prototyping efforts  Army Account… together we will be a leading High Performance Computing provider in DoD; a major player in Army Open Source Intelligence and in Live, Virtual and Constructive (LVC) Training across the ArmyNavy/USMC Account … together we will be a major player in NAVAIR services in Patuxent River, in the Navy Expeditionary Warfare arena, and in the Navy LVC training and War Gaming market Engility’s IAC-MAC contract provides SAIC access to compete for high end engineering work across all of DoD    STRATEGIC FOCUS    THE ENGILITY EFFECT  KEY CUSTOMERS              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Defense Systems Customer Group  26  Contract Objective: Acquire systems engineering and computer resource engineering support within the domain of Virtual, Interactive, and Multimedia SystemsScope: Provide system lifecycle support to define concepts, define requirements plan, manage, develop, sustain, modify, improve, train, market, field, and retire systems and system computer resources for the Systems Simulation, Software and Integration (S3I) Directorate  Aligned to critical mission area of training and readiness focusPast performance qualifications in large scale systems engineering and modernization will support growth across portfolioImportant to initiative of restoring technical dominance of US military forces   U.S. Army Virtual Systems Engineering Services (VSES) Contract5 Year, $400M contract awarded in June 2017    CASE STUDY    SERVICE PROVIDED    STRATEGIC VALUE              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Civilian Markets Customer Group — Overview  27  #1 IT provider at State Department, NASA, Department of Agriculture (USDA)#3 services provider at NASA#1 Software Provider at US Patent Trade OfficeOne of the leading providers of End User Services to Civilian MarketContinue to drive Government-wide IT Modernization Campaign with first wave of GSA targets - USDA IT Modernization awards followed by Department of Labor and Housing and Urban Development  FAA: Nearly doubles account revenue to $290M, major expansion into System Engineering and acquisition supportDOJ: adds revenue of $170M to the portfolio providing acceleration to strategic account penetration, access to populated joint venture to bid new workHealth: adds revenue of $60M to the portfolio providing entry into the Federal Drug Administration, Veterans Affairs, and Military Health through high- end professional services     STRATEGIC FOCUS    THE ENGILITY EFFECT  KEY CUSTOMERS              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Civilian Markets Customer Group  28  Development of instruments and flight subsystems (hardware and software) for robotic satellite servicing missionsDevelopment of a variety of tools for in flight operations including space walks (extra-vehicular activities)Systems engineering and programmatic support for Joint Polar Satellite System (next generation NOAA polar orbiting weather satellite series)  NASA Omnibus Multidiscipline Engineering Services (OMES)5 Year, $620M contract awarded in June 2017  Penetration of space mission support at historically enterprise IT customer - proving value of SAIC Account ModelLarge scale revenue synergy opportunity from the Scitor acquisition demonstrating success of revenue expansion from SAIC operating model. Expanded capabilities and qualifications from legacy Scitor to outside the intelligence communityStrong Past Performance to support SAIC’s leadership position in Space Domain    CASE STUDY    SERVICE PROVIDED    STRATEGIC VALUE              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Civilian Markets Customer Group  29  Network design, maintenance, and operationsSecurity operations, assessment and authorizationTier I, II, and III support to Department of State worldwide messaging systemsData Center Operations, Tier III, engineering support  Execution of large, multi-billion dollar contract of national importanceManagement of one of the largest, most secure networks in the worldFixed price past performance qualification in large scale enterprise IT business also demonstrating the significant use of key partners  Department of State Vanguard10 Year, $2.5B contract, option year 8 commences February 2019    CASE STUDY    SERVICE PROVIDED    STRATEGIC VALUE              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 National Security Customer Group — Overview  30  Maintain and leverage our strong National Reconnaissance Office (NRO) SETA and SE&I position serving space missionsSignificantly expand our services in other key intelligence agenciesBecome the top Systems Engineering Integrator in the Space CommunityExpand policy thought leadership and broad mission IT services to Combatant CommandsLeverage IT presence to expand our mission IT services focusing on IT modernization, software development, application migration to cloud, and analytics  Establishes SAIC as a market leader providing services to two notable intelligence agenciesYields strong platform for expansion into other intel agenciesEstablishes SAIC as a market leader providing SE&I services to Air Force space Additional mission critical client access in Defense Agencies such as the Defense Threat Reduction Agency    STRATEGIC FOCUS    THE ENGILITY EFFECT  KEY CUSTOMERS              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 National Security Customer Group  31  SAIC provides:Deep and broad space system domain expertise, systems engineering, integration, and operations support services For:DoD and Intelligence Community payload launch, command and control, missile defense, and on-orbit systems that are critical to our national security  Engility accelerates SAIC’s position as a market leader in the DoD and Intelligence Community space mission areaSAIC professionals are shoulder-to-shoulder with government leaders forging the future of National Security Space and how our nation protects against the evolving challenges of:Contested space Hypersonic weapon defense            National Security Space Portfolio    CASE STUDY    SERVICE PROVIDED    STRATEGIC VALUE              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Solutions & Technology Group –Solutions for Profitable Growth  32            Business Model Enablers  Portfolio and Knowledge Management  Technology and Innovation  SOLUTIONS AND TECHNOLOGY GROUP  Solution Development  Solution Delivery  Solution Architecting            STG is the Engine that Enables SAIC as a “Premier Technology Integrator” in our Market              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Solutions & Technology Group — Overview  33  To serve as SAIC’s hub of innovation, enabling the company to achieve its objective to be the premier technology integrator serving the federal government Develop and sell innovative differentiated solutions across the portfolio of programs to drive increased profitability and revenue growth in customer accounts  IT modernizationSoftware CyberAnalyticsEngineering & IntegrationTraining, Readiness, and Mission Support  Enhanced solutions and talent in model-based systems engineering Increased depth in advanced analytics (including artificial intelligence), particularly serving intelligence marketImproved scale in training delivery, specifically in the live domainExpanded cloud integration and migration portfolio with qualifications within the intelligence community    MISSION    ALLIANCE PARTNERS    SOLUTION AREAS    THE ENGILITY EFFECT  Developing, selling and implementing innovative, repeatable solutions across the portfolio will drive profitable growth              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

       Solutions & Technology Group – Talent and Technology  Engineering, Integration And Mission Solutions (EIMS)  Information Technology Solutions (ITS)  Platform Integration, Logistics, Readiness and Sustain (PILRS)  Talent: ~10,000 professionals with concentrations in Systems Engineering, Training, Modeling and Simulation, Analytics, and Program ManagementTechnology: Digital Engineering Platform, Advanced Analytics Platform, SAIC Integrated Training Edge  Talent: ~6,000 professionals with concentrations in Software Development (agile and DEVSECOPS), Cloud, Cyber, IT services and modernizationTechnology: Integrated IT Modernization, Cloud Migration Edge, Cyber Security Edge, U-Centric End User Services, Application Modernization/Migration  Talent: ~3,000 professionals with concentrations in Engineering, Design, Logistics, and Supply Chain ManagementTechnology: Integrated Logistics Toolkit, Engineering Design Toolkit, Platform Modernization  34  The Intersection of Great Talent, Leveraged Technology and Repeatable Solutions will Drive Success              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Accelerating Profitable Growth and Driving Revenue Synergies  Position of Strength on Day 1Pro-forma backlog of $14.5BCombined value of submitted proposals of $20BLow recompete volume in FY2020 (~13% of revenues); drives greater investments in new business pursuits Increased investments of ~40% in business development and IR&D will drive additional pursuits and growthAddition of ~6,000 cleared personnel enhances ability to win in areas of strategic importanceStrong Revenue Synergy Opportunities will Strengthen PipelineProbability of win increased in shared accounts as result of increased capabilities, stronger past performance and greater account accessLeveraging SAIC IT solutions to Engility portfolio will create new opportunities for growth Leveraging Engility mission capabilities into SAIC portfolio will create additional market opportunities (Air Force space)Increased scale provides operational and cost efficiency providing greater value to customerIncreased access to Indefinite-Delivery, Indefinite-Quantity (IDIQ) vehicles provides additional access and flexibility  35  SAIC: Built for Long-Term Sustained Profitable Growth              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Ingenuity 2025 – Performance Drivers for Sustained Profitable Growth are all enhanced by Engility Acquisition  SAIC will now be a market leader in all three Customer Portfolios (Defense, Civilian and National Security) and in all three Market Segments (EIMS, ITS and PILRS)  SAIC’s expanded portfolio of repeatable solutions in all three market segments will drive greater revenue opportunities across the portfolio while increasing profitability in our existing and new programs  SAIC’s more diversified position in our markets allow for the benefits of scale to drive customer access and profitable growth while ensuring less volatility in changing government priorities  36  SAIC and Engility — Better and Stronger Together    SUB-SEGMENTLEADERSHIP    REPEATABILITYOF OFFERINGS    BALANCED AND DIVERSIFIED PORTFOLIO              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Engility Perspective  Lynn Dugle, Engility CEO

 Backlog up 20% year-over-yearTTM book-to-bill of 1.4xIntelligence – 15 consecutive quarters of growthSpace – strong customer confidence, reliable growth marketDefense – doubled recompete win rate  Engility in CY2018 — Strong Momentum  38  Only 1−2% of bids in the last 3 years  PHASED OUT LPTA  TASC business development and branding integrationAlignments of strategic priorities and investments  New culture of growthNew go-to-market approach with differentiated solutions Favorable budget environment  OMG! – On-mission GrowthIDIQ/GWAC Center  INVESTED IN TALENT & TECH  STRONGER FINANCIALS  Improved win ratesStrengthen balance sheet2.4x Q3 book-to-bill – highest in Engility historyPreliminary Q4 book-to bill of greater than 1.0x                                                                          STRATEGIC PIVOT IN CY2017  ENGILITY 2.0 STRATEGY IN CY2018  DRIVING TO GROWTH IN CY2019            SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Increased investments Accelerate development and marketing Artificial Intelligence and Machine LearningData AnalyticsResilient SpaceEnhanced competitive position        StrategyAcceleration  STRONGER  Differentiated Solutions Strategy  Federal IT entry, Space and Intel market leadershipImpressive past performanceBreadth and depth of capabilitiesDoubles Engility’s addressable market  Market Expansion Strategy   Cleared talent pool of ~16,000 employeesTalent development opportunitiesStronger employer brand  Talent Strategy   Stronger Together  39              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Financial Outlook  Charlie Mathis, SAIC CFO

 SAIC’s Value Proposition  41            SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK    MARKET   Favorable Government Services Market Environment; Continued Investment in Focus Areas of Defense Readiness, IT Modernization, Cyber, Space, Intelligence, Training & Simulation     FINANCIAL PROFILE   Large Pure Play Service Provider to the U.S. Government with approximately $6.5B in Pro-Forma Annual Revenues; Recurring Revenue Base with Significant Margin Expansion and Strong Cash Flow Generation    CAPITAL DEPLOYMENT  History of Disciplined Capital Deployment for Shareholder Value Creation Through a Balanced Mix of Dividends, Share Repurchases, and M&A    OPERATIONAL MODEL  Differentiated Matrix Operating Model Enabling Customer Account Management and Leveraging Capabilities Across Our Broad Portfolio to Compete More Effectively    CUSTOMERS & OFFERINGS  Enduring Customer Relationships Providing End-to-End Services and Innovative Technology Solutions Supporting Critical Missions of National Importance

 Three-Year Pro Forma Outlook  42  LONG-TERM FINANCIAL OBJECTIVES(on average and over time)  THREE-YEAR PRO FORMA PERFORMANCE (FY2020 – FY2022)  Annual Internal Revenue Growth(Low single digit annual growth)  Three-year CAGR of ~3%  Adjusted EBITDA Margin(Annual organic margin expansion of 10 to 20 bps)  Adjusted EBITDA of 9.0% by FY2022, 170 bps improvement(1)  Free Cash Flow(Increase with profitability)  Approaching $500M of free cash flow in FY2022  Financial Leverage(Optimal leverage of 2.5x – 3.0x)  Debt to EBITDA leverage of 2.7x by end of FY2022 with mandatory debt repayments only    GOAL — ACHIEVE MARKET LEADING TOTAL SHAREHOLDER RETURNS (TSR)              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK  (1) EBITDA is a performance measure that is calculated by taking net income and excluding interest provision for income taxes and depreciation and amortization. Adjusted EBITDA is a performance measure that excludes restructuring and acquisition and integration costs that SAIC does not consider indicative of its ongoing performance.

       Engility Contributes Significantly to Stronger Financial Profile  43  $4.6B  $7.0B  FY2019E SAIC Stand Alone  FY2022E Pro Forma  7.3%**  9.0%  FY2019E SAIC Stand Alone  FY2022E Pro Forma  $250M  $500M  FY2019E SAIC Stand Alone  FY2022E Pro Forma  REVENUE  +3% CAGR (FY20 – FY22)  ADJUSTED EBITDA MARGIN  +170 bps  FREE CASH FLOW*  +100%   +56%              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK  * Free Cash Flow is defined as cash flows from operating activities less expenditures for property, plant and equipment (capex)** Midpoint of fiscal year 2019 adjusted EBITDA margin expectation of 7.2% to 7.4%

 Cost Synergies Enhance Profitability and Cash Flow  44    FY2020  FY2021  FY2022  Cumulative Gross Cost Synergies  $75M  $150M  $150M  Cumulative Net Cost Synergies and Adjusted EBITDA* Impact(after effect of cost reimbursable contracts at ~50%)  $38M  $75M  $75M  * Excluding integration costs  85% of Total Net Cost Synergies in Year 1 Achieved at Close              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK    FY2020  FY2021  FY2022  Costs to Achieve – Integration Costs  $38M  $38M  $0M

 Initial FY2020 Pro Forma Financial Outlook  45  LONG-TERM FINANCIAL OBJECTIVES(On average and over time)  FISCAL YEAR 2020 PRO FORMA OUTLOOK  Annual Internal Revenue Growth(Low single digit annual growth)  Revenue range of $6.45B to $6.65B   Adjusted EBITDA Margin  Adjusted EBITDA Margin of 8.1% to 8.4% (excluding acquisition and integration costs)  Free Cash Flow(Increase with profitability)  Meet or exceed $400M of free cash flow   Financial Leverage(Optimal leverage of 2.5x – 3.0x)  Debt to adjusted EBITDA leverage of 3.5x by year end with mandatory debt payments only    FISCAL YEAR 2020 PRO FORMA OUTLOOK IS IN LINE WITH LONG TERM TARGETS              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Initial FY2020 Pro Forma Financial Outlook – Other Items  46    FISCAL YEAR 2020 PRO FORMA OUTLOOK  Annual Effective Tax Rate  20% to 25%  Shares Outstanding (at close)  ~60M  Debt /Annual Interest Rate  $1.9B of debt with a blended rate of 4.50% (70% of debt hedged to fixed rate)   Capital Expenditures  ~$35M  Net Present Value of Acquired Tax Assets  $250M              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Capital Structure Enhanced by Equity Based Transaction and Favorable Financing  47  Significant pro-forma free cash flow generation Maintain average cash balance of $200MRevolving credit facility of $400MLeverage ratio of 3.0x by end of Fiscal Year 2021  Extends our debt maturity7 years on the Term Loan B; LIBOR +1755 years on the Term Loan A; LIBOR +150 anticipatedTargeting 70% fixed interest rate debt and 30% floating interest rate debtBlended borrowing rate projected at 4.5% for next 3 years      STRONG LIQUIDITY POSITION    ATTRACTIVE MATURITY & MIX PROFILE  SAIC’s Financial Profile is Improved Through a Strong and Flexible Balance Sheet              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Fiscal Year 2020 — Bridge to Free Cash Flow($M)  48  SAICStandalone FCF  EngilityStandaloneFCF  IntegrationCost (After Tax)  Synergies (After Tax)  Net of Interest Savings and Lower Cash Taxes(After Tax)  Pro-Forma FCF  Estimating $400M of Free Cash Flow in FY2020 / $150M Increase from FY19              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Substantial Deployable Cash Available for Disciplined Capital Allocation  49  70% of free cash flow available after regular dividend and mandatory debt repayments over the next 3 years   Assuming mandatory debt repayment only  Mandatory Debt Repayment Reduces Leverage to 2.7x by FY2022 Year-EndDeployable Cash Averages $317M Per Year After Regular Dividend and Mandatory Debt Payments              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Financial Policy To Remain Consistent Post-Closing with Enhanced Deployable Cash  Return capital in excess of operating needs to shareholders in absence of higher return capital deployment opportunitiesReasonable pro forma leverage, greater pro forma free cash flow generation, and credit facility enhancements allow for continuation of current financial policy and additional financial flexibilityDisciplined and balanced capital deploymentTarget total debt to EBITDA ratio less than or equal to 2.5x to 3.0x Maintain quarterly cash dividendSAIC’s capital deployment policy to remain shareholder friendly with excess cash return to shareholders primarily through share repurchasesContinue to evaluate M&A consistent with existing strategic fit and increased customer access filtersLiquidity level enhanced with target average cash balance of $200M and Revolving Credit Facility of $400M  50  11%DebtRepayment  16%Dividends  8%CapEx  65%DeployableCash    3-Year Operating Cash Flow Allocation  Capital Deployment Strategy Remains Consistent: Intend to Return Capital in Excess of Operating Needs to Shareholders in Absence of Higher Return Capital Deployment Opportunities              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Well Positioned for Sustained Profitable Growth and Value Creation  51    SAIC and Engility: Financially Stronger Together    Enhanced Margin Profile of 100 bps in Year 1; 170 bps by Year 3    Free Cash Flow Generation Expected to Double by Year 3    Double Digit Non-GAAP EPS and Free Cash Flow Accretion    Disciplined Capital Deployment for Shareholder Value Creation              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Concluding Remarks  Tony Moraco, SAIC CEO

       Key Messages for our Stakeholders  53  You should leave here today with the understanding that….    1  2  3  4  We are confident in our strategy to drive growth based on current contracts and growth opportunities that are aligned with areas of strategic national importance  With additional market access and technical talent we increase our capacity to enhance our leadership in market segments in which we operate  SAIC’s significant increase in cash flow and disciplined capital deployment creates value for our shareholders  SAIC is repositioned as a stronger government technology integrator poised to capitalize on strong market dynamics and accelerate our growth              SAIC Investor Day  LONG TERM STRATEGY AND BUSINESS HIGHLIGHTS  ENGILITY PERSPECTIVE  BUSINESS OVERVIEW, OPERATING MODEL, AND INTEGRATION   FINANCIAL OUTLOOK

 Science Applications International Corporation Investor Day  InterContinental New York BarclayJanuary 7, 2019